UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2003

REMEC, INC.

(Exact name of registrant as specified in its charter)

California	1-16541	95-3814301
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 505-3713

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated June 9, 2003

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

On June 9, 2003, REMEC, Inc. issued a press release announcing its financial results for the first quarter ended May 2, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report and in the accompanying exhibit is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

The information in this Current Report and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 11, 2003	REMEC, INC.

	By:	/s/ DONALD J. WILKINS
Donald J. Wilkins Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 9, 2003